UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2007
                                                         -----------------

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

        Maryland                      000-52826                  26-0706826
        --------                      ---------                  ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)
                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Executive Retirement Plan. Effective January 1, 2008, Beacon Federal (the "Bank"), the wholly owned subsidiary of Beacon Federal Bancorp, Inc. (the "Company"), adopted a Supplemental Executive Retirement Plan (the "Plan") for the purpose of providing additional retirement benefits to certain members of the Bank's senior management who have contributed significantly to the success and growth of the Bank and whose services are vital to the Bank's continued growth and success. The Compensation Committee of the Bank will administer the Plan and will, from time to time, designate participants in the Plan.

     The Plan is a nonqualified deferred compensation plan, where the Bank accrues amounts annually in order to fund a future stream of retirement payments for each participant. The benefits provided under the Plan are not based on any salary reduction by the participants. The Bank will establish an accrued liability reserve account for the benefit of each participant into which appropriate reserves will be accrued for the participant until the participant has attained normal retirement age. Any asset used or acquired by the Bank (including insurance policies) in connection with the liabilities it has assumed under the Plan will not be deemed to be held under any trust for the benefit of any participant or his or her beneficiaries. It will be a general, unpledged, and unrestricted asset of the Bank.

     Pursuant to the Plan, each participant will be entitled to a personalized retirement benefit, generally based upon a percentage of his annual salary. Each participant will become vested in his Plan benefits at the rate of 20% per year (and become fully vested on death or disability). Upon a participant's separation from service (i) on or after his normal retirement age, (ii) involuntarily (except for cause) prior to his normal retirement age, or (iii) voluntarily for "good reason" (as defined in the Plan), the Bank will begin paying the Participant's retirement benefit in monthly installments starting on the first day of the second calendar month immediately following the participant's separation from service and continuing for the participant's lifetime; provided, however, that in the event the participant dies before receiving 180 monthly installments (i.e., 15 years of retirement benefits), the Bank will pay the present value of the remainder of such payments to the participant's beneficiary as a lump sum no later than the first day of the second calendar month following the participant's date of death. However, in the event the participant is a "Specified Employee" (as defined in Section 409A of the Internal Revenue Code), then, to the extent necessary to avoid penalties, no payment will be made to the participant prior to the first day of the seventh month following his separation from service.

     If a participant becomes disabled before reaching his normal retirement age, he will be entitled to a lump sum payment of his vested accrued balance, determined as of the date the participant became disabled. If a participant dies before reaching his normal retirement age, his beneficiaries will be entitled to a lump sum payment equal to the participant's highest base salary during the current year or any of the previous three years, including compensation deferred at his election. In the event of voluntary separation from service prior to normal retirement age, he will be entitled to a lump sum payment of his vested accrued balance. If his employment is terminated for cause, he will forfeit all benefits under the Plan.

     In the event that the aggregate payments or benefits to be made to the participant in the event of a change in control of the Bank or the Company would be deemed to include an "excess parachute payment" as defined in the Internal Revenue Code, then at the election of the participant, (i) such payments or benefits will be payable or provided to the participant over the minimum period necessary to reduce the present value of such payments or benefits to an amount that is one dollar ($1.00) less than three times the participant's "base amount," or (ii) the payments or benefits to be provided under the Plan will be reduced to the extent necessary to avoid treatment as an excess parachute payment, with the allocation of the reduction among such payments and benefits to be determined by the participant.

     The Committee has designated Ross J. Prossner, President and Chief Executive Officer of the Company and the Bank, a participant in the Plan. Under Mr. Prossner's benefits schedule, he is entitled to an annual benefit equal to 40% of his annual compensation, payable for the remainder of his lifetime, with a guaranteed payment of 180 monthly payments, provided, however, that if he dies before receiving all monthly payments, his beneficiary will be paid the present value of the remaining payments in a lump sum.

     The Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K. The above description of the Plan is qualified by reference to the Plan itself.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits:

              Exhibit 10.1: Supplemental Executive Retirement Plan







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEACON FEDERAL BANCORP, INC.


Date:  December 28, 2007              By:  /s/ Ross J. Prossner
       -----------------                   ------------------------------------
                                           Ross J. Prossner
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)